THE LIPPER FUNDS(SM)
Lipper Prime Europe Equity Fund(SM)

Prospectus Supplement
July 3, 2002

The Board of Directors of The Lipper Funds, Inc. has voted to close the Lipper Prime Europe Equity Fund series (the "Fund") to new purchases and to liquidate the Fund as soon as possible.

Prime Lipper Asset Management, the Fund's adviser, has informed the Board that the small size of the Fund (approximately $13 million as of the date hereof) has made it difficult to manage the Fund in accordance with its investment program. In addition, the lack of investor interest in the Fund has rendered its continued operation impracticable.

In anticipation of liquidation, which is subject to the approval of Fund shareholders, it is expected that substantially all of the Fund's assets will be invested in cash and/or high quality short-term debt instruments.

The Prospectus is also amended to remove information relating to the sale of Fund shares. Of course, you may still redeem shares of the Fund at any time in one of the following ways:

Through the Distributor or a  Call the Distributor at 1-800-LIPPER9 or your
Participating Dealer          Participating Dealer.

By Telephone                  Provided that you previously established the
                              telephone privilege when you completed your account application, you may call the Transfer
                              Agent at 1-800-LIPPER9 and request that the Transfer Agent send you the redemption proceeds or wire the funds to your account.

By Mail Mail the Transfer Agent a letter at the address specified under "Initial Purchase by Mail" requesting a redemption. The letter should include
                              (1) name of the account, social security or tax I.D. number, account address and account number,
                              (2) name of the Fund from which you wish to redeem, (3) number of shares or amount you wish to redeem, and (4) signature of each owner of the account.